Short-term financings and long-term debt	3 Months Ended
Mar. 31, 2012
Debt Disclosure [Abstract]
Short-term financings and long-term debt
Short-term financings and long-term debt
Our short-term financings and long-term debt outstanding as of March 31, 2012 and December 31, 2011 is classified as follows:

	March 31,	December 31,
	2012	2011
	(in thousands)
Long-term debt, net of current portion	$6,536	$7,009
Current portion of long-term debt	3,096	2,753
Short-term financings	188	182
Short-term debt	3,284	2,935
Total debt	9,820	9,944
Less: Carrying value of debt placement fee(1)	(195)	(204)
Total debt, net of debt placement fee	$9,625	$9,740

(1)	Represents fees incurred in connection with our term loan with Black Sea Trade and Development Bank.
Details of our long-term debt by facility as of March 31, 2012 are as follows:

Lender	Description / Term	Total Facility	Outstanding Amount	Interest Rate	Security/Covenant
		(in thousands)
ICICI Bank	Working Capital	$188	$188	ICICI I-Base +5.5%	Secured by assets of Air2Web India Pvt Ltd
Black Sea Trade and Development Bank	Term facility due September 2015 and October 2015	10,005	8,264	3 month Euribor + 4%	See below
ING	Term facility due April 2014	2,001	$1,257	Fixed 4.05% to April 2012, then 3 month Euribor + 2.5%	Secured by assets of Mobile Interactive Group, Ltd.
Other		111	$111
Total debt:		$12,305	$9,820

Future principal repayments under all debt arrangements as of March 31, 2012 are as follows:

Amount
(in thousands)
2012	$2,587
2013	2,889
2014	2,562
2015	1,782
Total	$9,820

Debt Covenants
Our loan facility with Black Sea Trade and Development Bank (BSTD) requires us to maintain a net debt to operating EBITDA ratio of not more than 3.00 to 1; an EBIT to Net Interest Expense ratio of not less than 1.60 to 1, and a ratio of total liabilities to shareholders' equity of not more than 2.00 to 1, all on an annual basis. Although we report annually, we measure compliance on the debt to total liability ratio on a semi-annual basis. As of March 31, 2012 we were in compliance with all of the covenants under this facility.
On September 20, 2011, in conjunction with repaying €7.5 million (approximately $10.1 million) of the amount due to Black Sea we signed an amendment to the facility agreement. This amendment reduced the interest rate on the remaining balance to 3 months Euribor + 4% per annum, released all assets securing the loan including the share pledge agreement and eliminated all future security requirements. In addition, the amendment revised the repayment terms to include 16 equal quarterly principal payments beginning on December 31, 2011. The revised payment terms are reflected in the above table.
Secured Borrowings and Collateralized Receivables
As of March 31, 2012, and December 31, 2011, none of our accounts receivable were pledged as security against borrowings. The collateralized receivables are presented at their net present value. The interest rate implicit in the collateralized receivables was 6.0% as of March 31, 2012.
The average effective interest rates to finance our borrowing facilities as of March 31, 2012 ranged from 4.1% to 16.0%. The average effective interest rates to finance our borrowing facilities as of December 31, 2011 ranged from 4.0% to 15.5%.
Interest expense related to servicing of our borrowing facilities is summarized below:

	For the Three Months Ended March 31,
	2012	2011
	(in thousands)
Interest expense:
Long-term loans	$163	$797
Short-term loans	3	284
Finance costs on factoring of receivables	239	392
Other interest costs	13	608
Accretion of debt discount and deferred purchase consideration	449	1,421
Total interest expense	867	3,502
Less: Interest income	(124)	(19)
Net interest expense	$743	$3,483